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                                                   Filed Pursuant to Rule 497(e)
                                               Registration File Nos.: 333-91725
                                                                       333-81184
                                                                   July 23, 2004
                                                                      Supplement

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                         SUPPLEMENT DATED JULY 23, 2004
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                   ACTIVE ASSETS INSTITUTIONAL MONEY TRUST AND
             ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST
                              Dated August 29, 2003

The following disclosure is hereby added after the fifth sentence of the second paragraph of the subsection "B. Investment Strategies and Risks--Repurchase Agreements" under the section "II. Description of the Funds and their Investments and Risks" of the Statement of Additional Information:

   In addition, each Fund may invest in repurchase agreements backed by non-governmental collateral. Such repurchase agreements may be subject to the automatic stay provision of the Bankruptcy Code, and may result in the inability of a Fund to immediately liquidate the collateral in the event of default or bankruptcy by the seller.

The last sentence of the seventh paragraph of the subsection "B. Offering Price" under the section "VIII. Purchase, Redemption and Pricing of Shares" is hereby deleted and replaced by the following:

   Each Fund will limit its investments to securities that meet the requirements for Eligible Securities; however, each Fund may invest in adjustable rate government securities with final maturities in excess of 397 days.

The following paragraph is hereby added immediately before the subsection "C. Investment Objectives/Policies/Investment Restrictions" under the section "II. Description of the Funds and their Investments and Risks" of the Statement of Additional Information:

   CORPORATE DEBT OBLIGATIONS. Corporate debt obligations are fixed income securities issued by private corporations. Debtholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Fund will buy corporate debt obligations subject to any quality constraints set forth under Rule 2a-7 of the Investment Company Act of 1940.

   ASSET-BACKED SECURITIES. Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

   Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

   ADJUSTABLE RATE GOVERNMENT SECURITIES. Adjustable rate government securities are variable rate securities where the variable rate of interest is readjusted no less frequently than every 397 days and deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.



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                                                                   July 23, 2004
                                                                      Supplement

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   PROMISSORY NOTES. The Fund may invest in unsecured bank promissory notes.
   Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in the banking industry. The Fund may invest up to 10% in illiquid securities, including unsecured bank promissory notes.

   FUNDING AGREEMENTS. The Fund may invest in funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. The Fund may invest up to 10% in illiquid securities, including funding agreements.

   TAX-EXEMPT VARIABLE RATE DEMAND NOTES. The Funds may invest in tax-exempt variable rate demand notes, which are variable rate tax-exempt debt obligations that give investors the right to demand principal repayment. Due to cyclical supply and demand considerations, at times the yields on these obligations can exceed the yield on taxable money market obligations.

The eleventh paragraph of the subsection "B. Offering Price" under the section "VIII. Purchase, Redemption and Pricing of Shares" of the Statement of Additional Information is hereby deleted and replaced by the following:

   The Rule further requires that each Fund limit its investments to U.S. dollar-denominated instruments that the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires each Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days, except for obligations of the U.S. Government where the variable rate of interest is readjusted no less frequently than every 762 calendar days and which shall be deemed to have a remaining maturity equal to the period remaining until the next readjustment of the interest rate. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the applicable Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable.




              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.